Execution Version

Letter Agreement
As of September 27, 2017

PRESTACIONES FINMART
S.A.P.I. de C.V., SOFOM, E.N.R.
Av. Antonio Dovalí Jaime 70 Torre C Piso 7
Zedec Santa Fe, 01210
México D.F.
Attention: Juan Salvador Nito, Director Juridico
Email: jnito@alphacredit.mx
ALPHA HOLDING, S.A. de C.V Av. Antonio Dovalí Jaime 70 Torre C Piso 7 Zedec Santa Fe, 01210 México D.F. Attention: Juan Salvador Nito, Director Juridico Email: jnito@alphacredit.mx

EZPAWN MANAGEMENT MEXICO, S.de R.L. de C.V.
EZCORP, Inc.
2500 Bee Cave Rd, Bldg 1, Ste 200
Rollingwood, TX 78746
Attention: Thomas H. Welch, Jr., Senior Vice President and General Counsel
Email: Tom_Welch@ezcorp.com

Re:
(1) Allonge and First Modification to Senior Unsecured Promissory Note among PRESTACIONES FINMART, S.A.P.I. de C.V., SOFOM, E.N.R., ALPHA HOLDING S.A. de C.V. and TEXAS EZPAWN, L.P. in the form of Exhibit A attached hereto (the “Dollar Note Allonge”) and (2) Allonge and First Modification to Senior Unsecured Promissory Note among PRESTACIONES FINMART, S.A.P.I. de C.V., SOFOM, E.N.R., ALPHA HOLDING S.A. de C.V. and EZPAWN MANAGEMENT MEXICO, S.de R.L. de C.V, in the form of Exhibit B attached hereto (the “Peso Note Allonge” and together with the Dollar Note Allonge, the “Allonges”)

Dear Madam/Sir:

Reference is made to (1) the Senior Unsecured Promissory Note issued by PRESTACIONES FINMART, S.A.P.I. de C.V., SOFOM, E.N.R., a Mexican commercial corporation (Sociedad Anónima de Capital Variable Promotora de Inversion) (the “Issuer”), dated as of September 27, 2016, in the original principal amount of US $52,016,085.80 (the “Dollar Note”), payable to TEXAS EZPAWN, L.P., a Texas limited partnership, or its registered successors or assigns (the registered holder of the Dollar Note at any time being referred to as the “Dollar Note Holder”), and (2) the Senior Unsecured Promissory Note issued by the Issuer, dated as of September 27, 2016, in the original principal amount of Ps $161,787,176.59 (the “Peso Note” and, together with the Dollar Note, the “Notes”) payable to EZPAWN MANAGEMENT MEXICO, S.de R.L. de C.V., a Mexican corporation (Sociedad de Responsabilidad Limitada de Capital Variable), or its registered successors or assigned (the registered holder of the Peso Note at any time being referred to as the “Peso Note Holder” and together with the Dollar Note Holder, the “Holders”). Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Notes as amended by the Allonges.

Modification of Notes
The Issuer and the Guarantor have requested, and the Holders have agreed, to amend the Notes in accordance with the terms set forth in the Allonges.
Reaffirmation and Renewal of Guaranty
Notwithstanding anything to the contrary set forth in either Note as in effect prior to giving effect to the applicable Allonge, or in any other related document, the Guarantor hereby (i) continues, confirms, re-affirms and ratifies its obligations as guarantor under Section 11 of each Note (after giving effect to the applicable Allonge), (ii) agrees that it is and will remain liable as a guarantor of each Note on the terms set forth therein (after giving effect to the applicable Allonge), and (iii) to the extent necessary to give effect to the foregoing, re-makes each such guaranty on the date hereof as set forth in each Note (after giving effect to the applicable Allonge).
Solvency
Each of the Issuer and the Guarantor hereby certify, individually, that they are not insolvent as of the date hereof and will not become insolvent upon giving effect to this Letter Agreement and the Allonges.
Miscellaneous
In consideration for such modifications, the Issuer promises to pay within ten days of submission of any invoice all reasonable and documented fees and expenses of the Holders (limited, in the case of legal fees and expenses, to the reasonable, documented and invoiced fees and expenses of one U.S. outside counsel for the Holders and one Mexico outside counsel for Holders) incurred in connection with the negotiation and execution of the Allonges.
This letter agreement and all actions arising out of or in connection with this letter agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflicts of law principles that would require application of the laws of any other jurisdiction), as they apply to contracts entered into and wholly to be performed in such state by residents thereof.
This letter agreement shall, with respect to each Note, be subject to the miscellaneous provisions set forth in Section 13 of such Note, each of which is hereby incorporated by reference, mutatis mutandis.
[Signature pages follow.]

Sincerely,

ISSUER:

Prestaciones Finmart, S.A.P.I. de C.V., SOFOM, E.N.R.

By: /s/ Augusto Alvarez
Name: Augusto Alvarez
Title: Legal Representative

c/o Alpha Holding S.A. de C.V.
Av. Antonio Dovalí Jaime 70 Torre C Piso 7
Zedec Santa Fe, 01210
México D.F.
Attention: Juan Salvador Nito, Director Juridico
Email: jnito@alphacredit.mx

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001-4432
Attention: Josh Klatzkin, Joseph F. Bernardi, Jr.
Email: jklatzkin@goodwinlaw.com, jbernardi@goodwinlaw.com

With a copy (which shall not constitute notice) to:

Creel, García-Cuéllar, Aiza y Enríquez
Paseo de los Tamarindos 60, Piso 3.
Col. Bosques de las Lomas 05120
México, D.F.
Attention: Jorge Montaño
Email: jorge.montano@creel.mx

Signature Page to Letter Agreement

GUARANTOR:

Alpha Holding S.A. de C.V.

By: /s/ Augusto Alvarez
Name: Augusto Alvarez
Title: Legal Representative

c/o Alpha Holding S.A. de C.V.
Av. Antonio Dovalí Jaime 70 Torre C Piso 7
Zedec Santa Fe, 01210
México D.F.
Attention: Juan Salvador Nito, Director Juridico
Email: jnito@alphacredit.mx

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001-4432
Attention: Josh Klatzkin, Joseph F. Bernardi, Jr.
Email: jklatzkin@goodwinlaw.com, jbernardi@goodwinlaw.com

With a copy (which shall not constitute notice) to:

Creel, García-Cuéllar, Aiza y Enríquez
Paseo de los Tamarindos 60, Piso 3.
Col. Bosques de las Lomas 05120
México, D.F.
Attention: Jorge Montaño
Email: jorge.montano@creel.mx

Signature Page to Letter Agreement

Accepted and Agreed:

HOLDERS:

EZPAWN Management Mexico, S.de R.L. de C.V., a Mexican corporation (Sociedad de Responsabilidad Limitada de Capital Variable)

By: /s/ Miguel Marguia
Name: Miguel Marguia
Title: Secretario de Consejo

EZCORP, Inc.
2500 Bee Cave Rd, Bldg 1, Ste 200
Rollingwood, TX 78746
Attention: Thomas H. Welch, Jr., Senior Vice President and General Counsel
Email: Tom_Welch@ezcorp.com

With a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
Trammell Crow Center
2001 Ross Avenue, Ste 3700
Dallas, TX 75201-2975
Attention: Robert L. Kimball, Shaun J. Mathew
Email: SMathew@velaw.com

With a copy (which shall not constitute notice) to:

Mijares, Angoitia, Cortés y Fuentes, S.C.
540, 4to piso, Park Plaza I, Colonia Santa Fe
Delegación Álvaro Obregón, C.P. 01210
México, D.F.
Attention: Patricio Trad Cepeda
Email: PTrad@macf.com.mx

Signature Page to Letter Agreement

Texas EZPawn L.P., a Texas limited partnership

By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President

EZCORP, Inc.
2500 Bee Cave Rd, Bldg 1, Ste 200
Rollingwood, TX 78746
Attention: Thomas H. Welch, Jr., Senior Vice President and General Counsel
Email: Tom_Welch@ezcorp.com

With a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
Trammell Crow Center
2001 Ross Avenue, Ste 3700
Dallas, TX 75201-2975
Attention: Robert L. Kimball, Shaun J. Mathew
Email: SMathew@velaw.com

With a copy (which shall not constitute notice) to:

Mijares, Angoitia, Cortés y Fuentes, S.C.
540, 4to piso, Park Plaza I, Colonia Santa Fe
Delegación Álvaro Obregón, C.P. 01210
México, D.F.
Attention: Patricio Trad Cepeda
Email: PTrad@macf.com.mx

Signature Page to Letter Agreement

Exhibit A
Dollar Note Allonge

Execution Version

ALLONGE AND FIRST MODIFICATION
TO SENIOR UNSECURED PROMISSORY NOTE
THIS ALLONGE AND FIRST MODIFICATION TO SENIOR UNSECURED PROMISSORY NOTE (this “Allonge”) is made this 27th day of September, 2017, by and among PRESTACIONES FINMART, S.A.P.I. de C.V., SOFOM, E.N.R., a Mexican commercial corporation (Sociedad Anónima de Capital Variable Promotora de Inversion) (the “Issuer”) and a wholly owned subsidiary of ALPHA HOLDING, S.A. de C.V., a Mexican corporation (Sociedad Anónima de Capital Variable) (the “Guarantor”) and TEXAS EZPAWN, L.P., a Texas limited partnership (together with its registered successors and assigns, the “Holder”).

WITNESSETH THAT:
A.    WHEREAS, the Issuer executed and delivered that Senior Unsecured Promissory Note dated as of September 27, 2016 in the original principal amount of $52,016,085.80 payable to the Holder (the “Note”);
B.    WHEREAS, as of the date hereof and prior to giving effect to this Allonge, the Note has not been amended and the original Principal Amount (as defined in the Note) remains outstanding; and
C.    WHEREAS, the Issuer has requested, and the Holder has agreed, to modify the terms of the Note on the terms and conditions set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, the parties hereto agree as follows:
1.Capitalized terms used herein and not defined herein have the respective meanings attributed to such terms in the Note.
2.The definition of “Applicable Rate” in Section 1 of the Note is hereby amended and restated in its entirety to read as follows:
“‘Applicable Rate’ means a rate equal to 10% per annum.”
3.Section 1 of the Note is hereby amended to add thereto the new defined terms “Deferred Compensation Amount”, “Make Whole Amount” and “Prepayment Event” in appropriate alphabetical order, which new defined term shall read as follows:
“Deferred Compensation Amount” means, with respect to each date set forth below (each a “Deferred Compensation Date”), an amount equal to the amount set forth below opposite the corresponding Deferred Compensation Date:

Deferred Compensation Date	Deferred Compensation Amount
9/27/2019	$5,100,000
3/27/2020	$3,400,000
9/25/2020	$3,400,000

provided that, if a Prepayment Event occurs as described in clause (vi) of the definition of such term, the Deferred Compensation Amount set forth opposite the Deferred Compensation Date of September 25, 2020, will be zero.”
“Make Whole Amount” means, at any relevant time of determination with respect to any Prepayment Event, an amount determined as the sum of (a) the aggregate amount of interest (including, without limitation, interest payable in cash, in kind or deferred and interest at the Default Rate, if applicable at such time, but excluding any Deferred Compensation Amounts) that, but for such Prepayment Event, would have accrued and been payable during the period from the date of the occurrence of the Prepayment Event through and including September 27, 2019, plus (b) the aggregate amount of remaining unpaid Deferred Compensation Amounts at the time of such Prepayment Event (after giving effect to the adjustment in the proviso of the definition of “Deferred Compensation Amount”).
“Prepayment Event” means any of the following events: (i) any Specified Event of Default (after giving effect to any applicable grace period); (ii) this Note is accelerated in accordance with the terms hereof for any reason, including, without limitation, as a result of any Event of Default or as a result of any event triggering early maturity of any obligations under the Note; (iii) the board of directors (or equivalent body) of either of the Issuer and the Guarantor takes any action for the purpose of avoiding payment of or otherwise circumventing any requirement to pay the Make Whole Amount; (iv) any assets of the Issuer or the Guarantor are sold in any case under any applicable bankruptcy, insolvency or similar debtor relief law of any jurisdiction; (v) there is a restructuring, reorganization or compromise of any obligations under the Note by the confirmation of any plan of reorganization or any other plan of compromise, restructure, or arrangement in any proceeding under any applicable bankruptcy, insolvency or similar debtor relief law of any jurisdiction; and/or (vi) any payment in full of the Note on or prior to June 30, 2019, whether as a result of any voluntary or mandatory prepayment.”
4.Section 2(a) of the Note is now amended and restated in its entirety to read as follows:
“(a) Amortization; Maturity; Deferred Compensation; Make Whole Amount. The Principal Amount shall be repaid as follows on each date set forth below (each an “Interest Payment Date”):

Interest Payment Date	Principal Repayment Amount
10/27/2017	$813,795
11/27/2017	$805,854
12/27/2017	$828,197
1/26/2018	$835,562
2/27/2018	$814,102
3/27/2018	$3,757,656
4/27/2018	$2,017,576
5/25/2018	$2,065,184
6/27/2018	$1,993,968
7/27/2018	$2,037,686
8/27/2018	$2,025,817
9/27/2018	$9,844,376
10/26/2018	$2,110,613
11/27/2018	$2,083,291
12/27/2018	$2,102,132
1/25/2019	$2,106,820
2/27/2019	$2,072,912
3/27/2019	$2,108,200
4/26/2019	$2,096,096
5/27/2019	$2,096,040
6/27/2019	$2,093,816
7/26/2019	$2,099,077
8/27/2019	$2,094,964
9/27/2019	$1,112,353.80

Each Deferred Compensation Amount is fully earned as of September 27, 2017, subject to the adjustment contemplated in the proviso of the definition of “Deferred Compensation Amount” and shall immediately become due and payable, without presentment, dishonor or notice, on the applicable Deferred Compensation Date corresponding to such Deferred Compensation Amount. Without limiting the foregoing, upon the occurrence of any Prepayment Event, the Make Whole Amount shall be due and payable, without presentment, dishonor or notice, on the date of such Prepayment Event. The final Interest Payment Date shall be referred to herein as the “Maturity Date”.
5.Section 2(c) of the Note is now amended and restated in its entirety to read as follows:
“(c) Voluntary Prepayments. The Issuer shall have the right to prepay the outstanding balance of this Note, in whole (but not in part), without penalty or premium except for the Make Whole Amount, at any time, upon: (i) the delivery of one day’s prior written notice to the Holder of such prepayment, which notice will include a calculation of the applicable Make Whole Amount; (ii) the payment of all accrued and unpaid interest up to and including the date of such prepayment; and (iii) the payment of the Make Whole Amount.”
6.Section 3 of the Note is now amended and restated in its entirety to read as follows:
“3.    Cash Interest. Interest on the outstanding Principal Amount shall accrue at the Applicable Rate, based on the actual number of days elapsed and a 360 day year, and shall be payable monthly in arrears on each Interest Payment Date. Until the Maturity Date, the Issuer shall pay all accrued and unpaid interest in cash on each Interest Payment Date. Notwithstanding the foregoing, during any period in which a Specified Event of Default has occurred and is continuing and has not been waived or cured, interest on the Principal Amount and any other past due amounts shall accrue at the rate per annum which is 2.00% in excess of the Applicable Rate then in effect (the “Default Rate”). Any and all interest accruing at the Default Rate shall be payable upon demand by the Holder. Acceptance of partial or delinquent payment from the Issuer hereunder, or the failure of the Holder to exercise any right hereunder, shall not constitute a waiver of any obligation of issue hereunder, or any right of the Holder hereunder, and shall not affect in any way the right to require full performance at any time thereafter.
7.Section 8(a) of the Note is now amended and restated in its entirety to read as follows:
“(a)    Failure to Pay. The Issuer shall fail to pay when due and payable (whether on the Maturity Date, upon any Prepayment Event, or upon redemption, acceleration or otherwise) (i) the Principal Amount, any Make Whole Amount, any Deferred Compensation Amount, or any accrued interest on any of the foregoing amounts or (ii) any other amounts with respect to this Note and, solely with respect to this clause (ii), such failure to pay shall continue unremedied for five Business Days; or
8.Section 11(a) of the Note is now amended and restated in its entirety to read as follows:
“(a) Guaranty. For and in consideration of the making of this Note by the Holder at the request of the Guarantor, the Guarantor absolutely, unconditionally and irrevocably guarantees (this “Guaranty”) to the Holder the full and punctual payment and performance of all present and future obligations, liabilities, covenants and agreements required to be observed and performed or paid or reimbursed by the Issuer under or relating to this Note, plus all costs, expenses and fees (including the reasonable fees and expenses of the Holder’s counsel) in any way relating to the enforcement or protection of the Holder’s rights hereunder (collectively, the “Obligations”).”
9.Section 14 of the Note is now amended and restated in its entirety to read as follows:
“14.    [Reserved].”
10.The Note is now amended to add a new Section 16 thereof immediately after existing Section 15 of the Note to read in its entirety as follows:
“16.    Liquidated Damages. Payment of any Make Whole Amount hereunder constitutes liquidated damages and not a penalty and the actual amount of damages to the Holder or profits lost by the Holder as a result of the relevant Prepayment Event would be impracticable and extremely difficult to ascertain. Accordingly, the Make Whole Amount hereunder is provided by mutual agreement of the Issuer, the Guarantor, and the Holder as a reasonable estimation and calculation of such actual lost profits and other actual damages of the Holder. THE ISSUER AND THE GUARANTOR EACH HEREBY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR OTHER LAW UNDER ANY RELEVANT JURISDICTION THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF ANY APPLICABLE MAKE WHOLE AMOUNT IN CONNECTION WITH ANY PREPAYMENT EVENT. The Issuer and the Guarantor each hereby expressly agrees and stipulates that with respect to any applicable Make Whole Amount payable under the terms of this Note: (i) such Make Whole Amount is reasonable and is the product of an arm’s length transaction between sophisticated business parties, ably represented by counsel; (ii) such Make Whole Amount shall be payable notwithstanding the prevailing market rates as of the date hereof, at the time of the relevant Prepayment Event or at the time payment of such Make Whole Amount is made or required; (iii) there has been a course of conduct between the Holder, the Issuer, and the Guarantor giving specific consideration in this transaction for the foregoing agreement by the Issuer and the Guarantor to pay any applicable Make Whole Amount; and (iv) the Issuer, the Guarantor, and each of their respective affiliates and related persons or entities shall be estopped from hereafter asserting any defense to the obligation to pay any applicable Make Whole Amount upon the occurrence of any Prepayment Event. The Issuer and the Guarantor each hereby expressly acknowledges that its agreement to pay any applicable Make Whole Amount as herein described is a material inducement to the Holder to, among other things, modify the terms of this Note as set forth in the first allonge hereto.
11.All references in the Note or in any other document related to the Note are and shall be a reference to the Note, as modified by this Allonge. All other terms and conditions, including payment obligations and covenants, of the Note and any other documents executed in connection with the Note, are and shall remain in full force and effect and are hereby ratified and confirmed in all respects. Each of the Issuer and the Guarantor represents and warrants to the Holder that there exist no defenses, offsets or counterclaims to the Note as of the date hereof. Without limiting the foregoing, each of the Issuer and the Guarantor represents and warrants to (and, where applicable, agrees with) the Holder that each of the representations and warranties made by it in Section 5 of the Note are true and correct, and affirmed, as the case may be, as of the date hereof and that no Event of Default has occurred and is continuing under the Note.
12.Notwithstanding anything to the contrary set forth in the Note as in effect prior to giving effect to this Allonge, or in any other related document, the undersigned guarantor hereby (i) continues, confirms, re-affirms and ratifies its obligations as guarantor under Section 11 of the Note (after giving effect to this Allonge), (ii) agrees that it is and will remain liable as a guarantor of the Note on the terms set forth therein (after giving effect to this Allonge), and (iii) to the extent necessary to give effect to the foregoing, re-makes each such guaranty on the date hereof as set forth in the Note (after giving effect to this Allonge).
13.This Allonge is intended to be an Allonge, shall be treated for all purposes as if affixed to the Note and shall have the same effect as if the provisions hereof amending the Note were expressly set forth in the Note.
14.No amendment or waiver of any provision of this Allonge, and no consent with respect to any departure by the Issuer therefrom, shall be effective unless the same shall be in writing and signed by the Holder and the Issuer, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.
15.This Allonge and the Note, as modified by this Allonge, together, embody the entire agreement of the parties hereto with respect to the subject matter of the Note and supersedes all prior agreements and understandings relating to the subject matter of the Note, including this Allonge.
16.This Allonge and all actions arising out of or in connection with this Allonge shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflicts of law principles that would require application of the laws of any other jurisdiction), as they apply to contracts entered into and wholly to be performed in such state by residents thereof.
17.This Allonge shall be subject to the miscellaneous provisions set forth in Section 13 of the Note, each of which is hereby incorporated by reference, mutatis mutandis.
[The Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Allonge as of the date first set forth above.
ISSUER:

Prestaciones Finmart, S.A.P.I. de C.V., SOFOM, E.N.R.

By:    /s/ Augusto Alvarez
Name:    Augusto Alvarez
Title:    Legal Representative

c/o Alpha Holding S.A. de C.V.
Av. Antonio Dovalí Jaime 70 Torre C Piso 7
Zedec Santa Fe, 01210
México D.F.
Attention: Juan Salvador Nito, Director Juridico
Email: jnito@alphacredit.mx

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001-4432
Attention: Josh Klatzkin, Joseph F. Bernardi, Jr. & Anna Dodson
Email:jklatzkin@goodwinlaw.com,
jbernardi@goodwinlaw.com,
adodson@goodwinlaw.com

With a copy (which shall not constitute notice) to:

Creel, García-Cuéllar, Aiza y Enríquez
Paseo de los Tamarindos 60, Piso 3.
Col. Bosques de las Lomas 05120
México, D.F.
Attention: Jorge Montaño
Email: jorge.montano@creel.mx

Signature Page to Allonge

GUARANTOR:

Alpha Holding S.A. de C.V.

By:    /s/ Augusto Alvarez
Name:    Augusto Alvarez
Title:    Legal Representative

c/o Alpha Holding S.A. de C.V.
Av. Antonio Dovalí Jaime 70 Torre C Piso 7
Zedec Santa Fe, 01210
México D.F.
Attention: Juan Salvador Nito, Director Juridico
Email: jnito@alphacredit.mx

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001-4432
Attention: Josh Klatzkin, Joseph F. Bernardi, Jr. & Anna Dodson
Email:jklatzkin@goodwinlaw.com,
jbernardi@goodwinlaw.com,
adodson@goodwinlaw.com
With a copy (which shall not constitute notice) to:

Creel, García-Cuéllar, Aiza y Enríquez
Paseo de los Tamarindos 60, Piso 3.
Col. Bosques de las Lomas 05120
México, D.F.
Attention: Jorge Montaño
Email: jorge.montano@creel.mx

Signature Page to Allonge

HOLDER:

Texas EZPawn L.P., a Texas limited partnership

By:    /s/ Thomas H. Welch, Jr.
Name:    Thomas H. Welch, Jr.
Title:    Senior Vice President

EZCORP, Inc.
2500 Bee Cave Rd, Bldg 1, Ste 200
Rollingwood, TX 78746
Attention: Thomas H. Welch, Jr., Senior Vice President and General Counsel
Email: Tom_Welch@ezcorp.com

With a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
Trammell Crow Center
2001 Ross Avenue, Ste 3700
Dallas, TX 75201-2975
Attention: Robert L. Kimball and Shaun J. Mathew
Email: SMathew@velaw.com

With a copy (which shall not constitute notice) to:

Mijares, Angoitia, Cortés y Fuentes, S.C.
540, 4to piso, Park Plaza I, Colonia Santa Fe
Delegación Álvaro Obregón, C.P. 01210
México, D.F.
Attention: Patricio Trad Cepeda
Email: PTrad@macf.com.mx

Signature Page to Allonge

Exhibit B
Peso Note Allonge

Execution Version

ALLONGE AND FIRST MODIFICATION
TO SENIOR UNSECURED PROMISSORY NOTE
THIS ALLONGE AND FIRST MODIFICATION TO SENIOR UNSECURED PROMISSORY NOTE (this “Allonge”) is made this 27th day of September 2017, by and among PRESTACIONES FINMART, S.A.P.I. de C.V., SOFOM, E.N.R., a Mexican commercial corporation (Sociedad Anónima de Capital Variable Promotora de Inversion) (the “Issuer”) and a wholly owned subsidiary of ALPHA HOLDING, S.A. de C.V., a Mexican corporation (Sociedad Anónima de Capital Variable) (the “Guarantor”), and EZPAWN MANAGEMENT MEXICO, S.de R.L. de C.V., a Mexican corporation (Sociedad Responsabilidad Limitada de Capital Variable) (together with its registered successors and assigns, the “Holder”).

WITNESSETH THAT:
A.    WHEREAS, the Issuer executed and delivered that Senior Unsecured Promissory Note dated as of September 27, 2016 in the original principal amount of Ps $161,787,176.59 payable to the Holder (the “Note”);
B.    WHEREAS, as of the date hereof and prior to giving effect to this Allonge, the Note has not been amended and the original Principal Amount (as defined in the Note) remains outstanding; and
C.    WHEREAS, the Issuer has requested, and the Holder has agreed, to modify the terms of the Note on the terms and conditions set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, the parties hereto agree as follows:
1.Capitalized terms used herein and not defined herein have the respective meanings attributed to such terms in the Note.
2.The definition of “Applicable Rate” in Section 1 of the Note is hereby amended and restated in its entirety to read as follows:
“‘Applicable Rate’ means a rate equal to 14.5% per annum.”
3.Section 1 of the Note is hereby amended to add thereto the new defined terms “Deferred Compensation Amount”, “Make Whole Amount” and “Prepayment Event” in appropriate alphabetical order, which new defined term shall read as follows:
“Deferred Compensation Amount” means, with respect to each date set forth below (each a “Deferred Compensation Date”), an amount equal to the amount set forth below opposite the corresponding Deferred Compensation Date:

Deferred Compensation Date	Deferred Compensation Amount
9/27/2019	$900,000
3/27/2020	$600,000
9/25/2020	$600,000

provided that, if a Prepayment Event occurs as described in clause (vi) of the definition of such term, the Deferred Compensation Amount set forth opposite the Deferred Compensation Date of September 25, 2020, will be zero, and provided further that, notwithstanding any other provision of this Note to the contrary, all payments of the Deferred Compensation Amount shall be made in U.S. Dollars.”
“Make Whole Amount” means, at any relevant time of determination with respect to any Prepayment Event, an amount determined as the sum of (a) the aggregate amount of interest (including, without limitation, interest payable in cash, in kind or deferred and interest at the Default Rate, if applicable at such time, but excluding any Deferred Compensation Amounts) that, but for such Prepayment Event, would have accrued and been payable during the period from the date of the occurrence of the Prepayment Event through and including September 27, 2019, plus (b) the aggregate amount of remaining unpaid Deferred Compensation Amounts at the time of such Prepayment Event (after giving effect to the adjustment in the proviso of the definition of “Deferred Compensation Amount”).
“Prepayment Event” means any of the following events: (i) any Specified Event of Default (after giving effect to any applicable grace period); (ii) this Note is accelerated in accordance with the terms hereof for any reason, including, without limitation, as a result of any Event of Default or as a result of any event triggering early maturity of any obligations under the Note; (iii) the board of directors (or equivalent body) of either of the Issuer and the Guarantor takes any action for the purpose of avoiding payment of or otherwise circumventing any requirement to pay the Make Whole Amount; (iv) any assets of the Issuer or the Guarantor are sold in any case under any applicable bankruptcy, insolvency or similar debtor relief law of any jurisdiction; (v) there is a restructuring, reorganization or compromise of any obligations under the Note by the confirmation of any plan of reorganization or any other plan of compromise, restructure, or arrangement in any proceeding under any applicable bankruptcy, insolvency or similar debtor relief law of any jurisdiction; and/or (vi) any payment in full of the Note on or prior to June 30, 2019, whether as a result of any voluntary or mandatory prepayment.”
4.Section 2(a) of the Note is now amended and restated in its entirety to read as follows:
“(a) Amortization; Maturity; Deferred Compensation; Make Whole Amount. The Principal Amount shall be repaid as follows on each date set forth below (each an “Interest Payment Date”):

Interest Payment Date	Principal Repayment Amount
10/27/2017	Ps $2,531,170
11/27/2017	Ps $2,506,472
12/27/2017	Ps $2,575,967
1/26/2018	Ps $2,598,874
2/27/2018	Ps $2,532,126
3/27/2018	Ps $11,687,548
4/27/2018	Ps $6,275,325
5/25/2018	Ps $6,423,402
6/27/2018	Ps $6,201,897
7/27/2018	Ps $6,337,875
8/27/2018	Ps $6,300,957
9/27/2018	Ps $30,619,256
10/26/2018	Ps $6,564,703
11/27/2018	Ps $6,479,721
12/27/2018	Ps $6,538,322
1/25/2019	Ps $6,552,904
2/27/2019	Ps $6,447,439
3/27/2019	Ps $6,557,199
4/26/2019	Ps $6,519,548
5/27/2019	Ps $6,519,377
6/27/2019	Ps $6,512,459
7/26/2019	Ps $6,528,821
8/27/2019	Ps $6,516,028
9/27/2019	Ps $3,459,786.59

Each Deferred Compensation Amount is fully earned as of September 27, 2017, subject to the adjustment contemplated in the proviso of the definition of “Deferred Compensation Amount” and shall immediately become due and payable, without presentment, dishonor or notice, on the applicable Deferred Compensation Date corresponding to such Deferred Compensation Amount. Without limiting the foregoing, upon the occurrence of any Prepayment Event, the Make Whole Amount shall be due and payable, without presentment, dishonor or notice, on the date of such Prepayment Event. The final Interest Payment Date shall be referred to herein as the “Maturity Date”.
5.Section 2(c) of the Note is now amended and restated in its entirety to read as follows:
“(c) Voluntary Prepayments. The Issuer shall have the right to prepay the outstanding balance of this Note, in whole (but not in part), without penalty or premium except for the Make Whole Amount, at any time upon: (i) the delivery of one day’s prior written notice to the Holder of such prepayment, which notice will include a calculation of the applicable Make Whole Amount; (ii) the payment of all accrued and unpaid interest up to and including the date of such prepayment; and (iii) the payment of the Make Whole Amount.”
6.Section 3 of the Note is now amended and restated in its entirety to read as follows:
“3.    Cash Interest. Interest on the outstanding Principal Amount shall accrue at the Applicable Rate, based on the actual number of days elapsed and a 360 day year, and shall be payable monthly in arrears on each Interest Payment Date. Until the Maturity Date, the Issuer

shall pay all accrued and unpaid interest in cash on each Interest Payment Date. Notwithstanding the foregoing, during any period in which a Specified Event of Default has occurred and is continuing and has not been waived or cured, interest on the Principal Amount and any other past due amounts shall accrue at the rate per annum which is 2.00% in excess of the Applicable Rate then in effect (the “Default Rate”). Any and all interest accruing at the Default Rate shall be payable upon demand by the Holder. Acceptance of partial or delinquent payment from the Issuer hereunder, or the failure of the Holder to exercise any right hereunder, shall not constitute a waiver of any obligation of issue hereunder, or any right of the Holder hereunder, and shall not affect in any way the right to require full performance at any time thereafter.
7.Section 8(a) of the Note is now amended and restated in its entirety to read as follows:
“(a)    Failure to Pay. The Issuer shall fail to pay when due and payable (whether on the Maturity Date, upon any Prepayment Event, or upon redemption, acceleration or otherwise) (i) the Principal Amount, any Make Whole Amount, any Deferred Compensation Amount, or any accrued interest on any of the foregoing amounts or (ii) any other amounts with respect to this Note and, solely with respect to this clause (ii), such failure to pay shall continue unremedied for five Business Days; or
8.Section 11(a) of the Note is now amended and restated in its entirety to read as follows:
“(a)     Guaranty. For and in consideration of the making of this Note by the Holder at the request of the Guarantor, the Guarantor absolutely, unconditionally and irrevocably guarantees (this “Guaranty”) to the Holder the full and punctual payment and performance of all present and future obligations, liabilities, covenants and agreements required to be observed and performed or paid or reimbursed by the Issuer under or relating to this Note, plus all costs, expenses and fees (including the reasonable fees and expenses of the Holder’s counsel) in any way relating to the enforcement or protection of the Holder’s rights hereunder (collectively, the “Obligations”).”
9.Section 14 of the Note is now amended and restated in its entirety to read as follows:
“14.    [Reserved].”
10.The Note is now amended to add a new Section 16 thereof immediately after existing Section 15 of the Note to read in its entirety as follows:
“16.    Liquidated Damages. Payment of any Make Whole Amount hereunder constitutes liquidated damages and not a penalty and the actual amount of damages to the Holder or profits lost by the Holder as a result of the relevant Prepayment Event would be impracticable and extremely difficult to ascertain. Accordingly, the Make Whole Amount hereunder is provided by mutual agreement of the Issuer, the Guarantor, and the Holder as a reasonable estimation and calculation of such actual lost profits and other actual damages of the Holder. THE ISSUER AND THE GUARANTOR EACH HEREBY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR OTHER LAW UNDER ANY RELEVANT JURISDICTION THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF ANY APPLICABLE MAKE WHOLE AMOUNT IN CONNECTION WITH ANY PREPAYMENT EVENT. The Issuer and the Guarantor each hereby expressly agrees and stipulates that with respect to any applicable Make Whole Amount payable under the terms of this Note: (i) such Make Whole Amount is reasonable and is the product of an arm’s length transaction between sophisticated business parties, ably represented by counsel; (ii) such Make Whole Amount shall be payable notwithstanding the prevailing market rates as of the date hereof, at the time of the relevant Prepayment Event or at the time payment of such Make Whole Amount is made or required; (iii) there has been a course of conduct between the

Holder, the Issuer, and the Guarantor giving specific consideration in this transaction for the foregoing agreement by the Issuer and the Guarantor to pay any applicable Make Whole Amount; and (iv) the Issuer, the Guarantor, and each of their respective affiliates and related persons or entities shall be estopped from hereafter asserting any defense to the obligation to pay any applicable Make Whole Amount upon the occurrence of any Prepayment Event. The Issuer and the Guarantor each hereby expressly acknowledges that its agreement to pay any applicable Make Whole Amount as herein described is a material inducement to the Holder to, among other things, modify the terms of this Note as set forth in the first allonge hereto.
11.All references in the Note or in any other document related to the Note are and shall be a reference to the Note, as modified by this Allonge. All other terms and conditions, including payment obligations and covenants, of the Note and any other documents executed in connection with the Note, are and shall remain in full force and effect and are hereby ratified and confirmed in all respects. Each of the Issuer and the Guarantor represents and warrants to the Holder that there exist no defenses, offsets or counterclaims to the Note as of the date hereof. Without limiting the foregoing, each of the Issuer and the Guarantor represents and warrants to (and, where applicable, agrees with) the Holder that each of the representations and warranties made by it in Section 5 of the Note are true and correct, and affirmed, as the case may be, as of the date hereof and that no Event of Default has occurred and is continuing under the Note.
12.Notwithstanding anything to the contrary set forth in the Note as in effect prior to giving effect to this Allonge, or in any other related document, the undersigned guarantor hereby (i) continues, confirms, re-affirms and ratifies its obligations as guarantor under Section 11 of the Note (after giving effect to this Allonge), (ii) agrees that it is and will remain liable as a guarantor of the Note on the terms set forth therein (after giving effect to this Allonge), and (iii) to the extent necessary to give effect to the foregoing, re-makes each such guaranty on the date hereof as set forth in the Note (after giving effect to this Allonge).
13.This Allonge is intended to be an Allonge, shall be treated for all purposes as if affixed to the Note and shall have the same effect as if the provisions hereof amending the Note were expressly set forth in the Note.
14.No amendment or waiver of any provision of this Allonge, and no consent with respect to any departure by the Issuer therefrom, shall be effective unless the same shall be in writing and signed by the Holder and the Issuer, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.
15.This Allonge and the Note, as modified by this Allonge, together, embody the entire agreement of the parties hereto with respect to the subject matter of the Note and supersedes all prior agreements and understandings relating to the subject matter of the Note, including this Allonge.
16.This Allonge and all actions arising out of or in connection with this Allonge shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflicts of law principles that would require application of the laws of any other jurisdiction), as they apply to contracts entered into and wholly to be performed in such state by residents thereof.
17.This Allonge shall be subject to the miscellaneous provisions set forth in Section 13 of the Note, each of which is hereby incorporated by reference, mutatis mutandis.
[The Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Allonge as of the date first set forth above.
ISSUER:

Prestaciones Finmart, S.A.P.I. de C.V., SOFOM, E.N.R.

By:    /s/ Augusto Alvarez
Name:    Augusto Alvarez
Title:    Legal Representative

c/o Alpha Holding S.A. de C.V.
Av. Antonio Dovalí Jaime 70 Torre C Piso 7
Zedec Santa Fe, 01210
México D.F.
Attention: Juan Salvador Nito, Director Juridico
Email: jnito@alphacredit.mx

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001-4432
Attention: Josh Klatzkin, Joseph F. Bernardi, Jr. & Anna Dodson
Email:jklatzkin@goodwinlaw.com,
jbernardi@goodwinlaw.com,
adodson@goodwinlaw.com
With a copy (which shall not constitute notice) to:

Creel, García-Cuéllar, Aiza y Enríquez
Paseo de los Tamarindos 60, Piso 3.
Col. Bosques de las Lomas 05120
México, D.F.
Attention: Jorge Montaño
Email: jorge.montano@creel.mx

Signature Page to Allonge

GUARANTOR:

Alpha Holding S.A. de C.V.

By:    /s/ Augusto Alvarez
Name:    Augusto Alvarez
Title:    Legal Representative

c/o Alpha Holding S.A. de C.V.
Av. Antonio Dovalí Jaime 70 Torre C Piso 7
Zedec Santa Fe, 01210
México D.F.
Attention: Juan Salvador Nito, Director Juridico
Email: jnito@alphacredit.mx

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001-4432
Attention: Josh Klatzkin, Joseph F. Bernardi, Jr. & Anna Dodson
Email:jklatzkin@goodwinlaw.com,
jbernardi@goodwinlaw.com,
adodson@goodwinlaw.com

With a copy (which shall not constitute notice) to:

Creel, García-Cuéllar, Aiza y Enríquez
Paseo de los Tamarindos 60, Piso 3.
Col. Bosques de las Lomas 05120
México, D.F.
Attention: Jorge Montaño
Email: jorge.montano@creel.mx

Signature Page to Allonge

HOLDER:

EZPAWN Management Mexico, S.de R.L. de C.V., a Mexican corporation (Sociedad Responsabilidad Limitada de Capital Variable)

By: /s/ Miguel Marguia
Name: Miguel Marguia
Title: Secretario de Consejo

EZCORP, Inc.
2500 Bee Cave Rd, Bldg 1, Ste 200
Rollingwood, TX 78746
Attention: Thomas H. Welch, Jr., Senior Vice President and General Counsel
Email: Tom_Welch@ezcorp.com

With a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
Trammell Crow Center
2001 Ross Avenue, Ste 3700
Dallas, TX 75201-2975
Attention: Robert L. Kimball and Shaun J. Mathew
Email: SMathew@velaw.com

With a copy (which shall not constitute notice) to:

Mijares, Angoitia, Cortés y Fuentes, S.C.
540, 4to piso, Park Plaza I, Colonia Santa Fe
Delegación Álvaro Obregón, C.P. 01210
México, D.F.
Attention: Patricio Trad Cepeda
Email: PTrad@macf.com.mx

Signature Page to Allonge